Financial liabilities measured at FVTPL - Summary of movement of warrant liability (Detail) - CNY (¥) ¥ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022
Financial Liabilities Measured At Fair Value Through Profit Or Loss [Abstract]
Warrant liability at beginning of period		¥ 72,112	¥ 74,357
Deemed distribution to a preferred shareholder	[1]	32,767
Issuance of warrant liabilities		0	143,829
Inducement charges	[2]	0	125,213
Fair value changes		4,549	(25,308)
Convertible redeemable preferred shares		0	(173,017)
Other reserve		(111,055)	(79,512)
Foreign exchange effect		1,627	6,550
Warrant liability at end of period		¥ 0	¥ 72,112

[1]	In May 2023, the Company amended a warrant issued in 2018 to a preferred shareholder with nominal consideration. The warrant became exercisable as amended to subscribe for 1,382,929 shares of Series A Preferred Shares at a predetermined nominal price during a specific period. The fair value changes of the warrant of RMB 32.8 million due to the amendment was treated as a deemed distribution to this preferred shareholder.
[2]	In 2022, certain warrants were granted to certain preferred shares’ investors without additional consideration, when the Company issued convertible redeemable preferred shares to these investors. Under the warrants, these investors have the right to subscribe for more preferred shares at a predetermined price with certain discounts during a specific period. The initial fair value of these warrants is treated as an inducement charge for the financing activities.